UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 30, 2007

INOVA TECHNOLOGY, INC.

(Formerly Edgetech Services. Inc.)

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(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA                     000-27397                          98-0204280

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(STATE OF              (COMMISSION FILE           (IRS EMPLOYER

INCORPORATION)                NUMBER)             IDENTIFICATION NO.)

233 Wilshire Boulevard, Suite 400, Santa Monica, CA, 90401

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

800 757 9808

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(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 8.01 Other events.

Inova’s Right Tag Receives Order from British Telecom

Right Tag, an Inova Technology company has received an order for RFID scanners from British Telecom.

Inova also released a comparison chart that provides a feature by feature comparison of its RFID scanners with those from its competitors. The comparison demonstrates that the Inova scanners have all of the available features and functionality while the competing products don’t and the Inova scanners  sell for a lower price.

The comparison chart can be found on the Inova website at: http://www.inovatechnology.com/RFIDScannerComparison.html

Despite offering the most feature rich product, Inova is still generating gross margins of approximately 50% on the scanners.

(b)                                   Exhibits*.

Exhibit No.	Item

1	Press Release.

* Pursuant to Item 601(b)(2) of Regulation S-K, certain of the exhibits and schedules may have been omitted. If so, such exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Edgetech Services, Inc.

Date: July 30, 2007	By:	/s/ Adam Radly
Adam Radly
Chairman & Chief Executive Officer